EXHIBIT 10.1

BIOMARIN PHARMACEUTICAL INC.

2006 Share Incentive Plan
(as amended and restated on April 16, 2015)
(the “Plan”)

Form of Amendment to

Agreement Regarding Restricted Share Units

This Amendment (this “Amendment”), effective as of December 5, 2016, is made by and between BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) and _________ (“Grantee”).

WHEREAS, the Company has previously granted Grantee the restricted share unit awards set forth on Exhibit A hereto (the “RSU Awards”); and

WHEREAS, the Company and Grantee desire to amend the RSU Awards.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Company and Grantee hereby agree as follows:

1.	Definitions. Unless otherwise defined herein, the terms defined in each award agreement evidencing an RSU Award shall have the same defined meanings in this Amendment.
2.	Amendment. Each award agreement evidencing an RSU Award is hereby amended to add the following paragraph following the vesting schedule set forth on such award agreement:

“Notwithstanding the foregoing, if you attain Retirement Eligibility Status, then the Continuous Service requirement set forth above shall be deemed to have been met upon such attainment, and the RSUs shall continue to vest (based on their terms, including the vesting schedule above and any additional vesting provisions that may be contained in other plans of the Company and/or agreements between you and the Company) as if you had remained in Continuous Service to the Company, whether or not you remain in Continuous Service to the Company; provided, however, that such vesting shall cease if your Continuous Service is terminated for Cause.  For purposes hereof, “Retirement Eligibility Status” shall mean that you (a) are age 64 or older; and (b) have been in Continuous Service to the Company for five or more years.”

3.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.	Ratification. All other provisions of each award agreement evidencing an RSU Award remain unchanged and are hereby ratified by the Company and Grantee.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

BIOMARIN PHARMACEUTICAL INC.

By: _____________________________

Name:

Title:

GRANTEE

_____________________________

Name:

2

EXHIBIT A

[list of RSU Awards]